EVENTS AFTER THE REPORTING PERIOD	6 Months Ended
Jun. 30, 2019
EVENTS AFTER THE REPORTING PERIOD
EVENTS AFTER THE REPORTING PERIOD

20.         EVENTS AFTER THE REPORTING PERIOD

Subsequent to June 30, 2019, the Company granted 617,500 options to purchase Common Shares with exercise prices between $2.39 and $3.47. These options vest over three years with an expiry date five years from the grant date.

On July 5, 2019, subsequent to the reporting period, the loan agreement with Sciences was amended to increase the loan agreement from $6 million to $15 million and the rate of interest charged was increased to 12%. To date, the Company has drawn a total of $10.7 million and accrued interest of $0.2 million.

On August 28, 2019, the Company announced that it had entered into a binding term sheet with a single Canadian institutional accredited investor (the “Investor”) under which the Investor has agreed, subject to certain customary conditions, to purchase 2,500 secured convertible debentures units (the “Convertible Debentures Units”) of the Company at a price of $10,000 per Convertible Debenture Unit (the “Issue Price”) for gross proceeds of $25,000,000 (the “Offering”). The Convertible Debentures Units have a maturity date of 24 months from their date of issue (the “Maturity Date”) and will bear interest (at the option of the Company, payable in cash or shares) from their date of issue at 5.0% per annum, accrued and payable semi-annually on June 30 and December 31 of each year. The final terms of the Convertible Debentures will be determined by negotiation between the Company and the Investor and will include certain covenants relating to the business of the Company.

The Convertible Debentures will be convertible, at the option of the holder, into Common Shares at any time prior to the close of business on the last business day immediately preceding the Maturity Date. The Convertible Debentures will have a conversion price of $2.00 per Common Share (the “Conversion Price”), being a 14% premium to the closing price of the Common Shares on August 27, 2019 on the TSXV. If at any time prior to the maturity date of the Convertible Debentures, the volume weighted average trading price of the Common Shares on the TSXV is greater than $3.50 for 15 consecutive trading days, the Company may force the conversion of the principal amount of the then outstanding Convertible Debentures at the Conversion Price and any accrued and outstanding interest, provided the Company gives 30 days' notice of such conversion to the holder.

Each Warrant will be exercisable to purchase one Common Share at an exercise price of $2.25 per share, for a period of 24 months from the date of issue. If at any time prior to the expiry date of the Warrants, the volume weighted average trading price of the Common Shares on the TSXV is greater than $3.50 for 15 consecutive trading days, the Company may deliver a notice to the holder of Warrants accelerating the expiry date of the Warrants to the date that is 30 days following the date of such notice.